UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange

Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Sec.240.14a-11(c) or Sec.240.14a-12

SUGARMADE, INC.
(Exact name of registrant as specified in its charter)

Delaware	94-3008888
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

750 Royal Oaks Dr., Suite 108, Monrovia, CA	91016
(Address of principal executive offices)	(Zip Code)

(888) 982-1628
(Registrant’s telephone number, including area code)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

(1)	Title of each class of securities to which transaction applies: n/a
(2)	Aggregate number of Securities to which transaction applies: n/a
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (set forth the amount on which the filing fee is calculated and state how it was determined): n/a
(4)	Proposed maximum aggregate value of transaction: n/a
(5)	Total fee paid: n/a

☐ Fee paid previously by written preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number of the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: n/a
(2)	Form, Schedule or Registration Statement No.: n/a
(3)	Filing: n/a
(4)	Date: n/a

SUGARMADE, INC.

750 ROYAL OAKS DRIVE

SUITE 108

MONROVIA, CA 91016

August 31, 2018

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Our Stockholders:

You are cordially invited to join the 2018 Special Meeting of Stockholders of Sugarmade, Inc. (the “Special Meeting”) to be held at 750 Royal Oaks Drive, Suite 108, Monrovia, CA 91016, on October 10, 2018 at 8 :00 a.m., Pacific Time. For directions to attend the meeting, please call us at 1-888-982-1628

This Notice of Special Meeting and Proxy Statement describe the matters proposed by the Board of Directors to be considered and voted upon by our stockholders at the Special Meeting. At the Special Meeting, you will be asked to vote on the following proposals.

1.        To approve an amendment to the Certificate of Incorporation to increase our total authorized capital from 300,000,000 shares to 2,000,000,000 shares, consisting of 1,990,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock.

2.        To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies; and

3.        To transact such other business as may properly come before the meeting, or any postponement or adjournment thereof.

Your vote is important. Whether you own relatively few or a large number of shares of our stock, it is important that your shares be represented and voted at the Special Meeting. If you are unable to attend the meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it to us in the envelope provided.

At this Special Meeting, we are asking you to approve an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of Common Stock as the Company believes that the proposed increase in authorized Common Stock is desirable to provide additional flexibility for (i) present and potential business and financial transactions, (ii) to provide the Company with the ability to fully perform under a Master Marketing Agreement with BizRight Hydroponic, Inc. (“BizRight”) entered into on December 13, 2017, and (iii) to have sufficient shares of Common Stock available to provide equity incentives for our executives, directors, employees and consultants.

The record date of the Special Meeting is the close of business on August 23, 2018 (the “Record Date”). You may cast one vote for each share of our Common Stock that you own as of the Record Date.

A quorum of stockholders must be present at the Special Meeting for any business to be conducted. The presence at the Special Meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast as of the Record Date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Broker shares for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals (“Broker Non-Votes”) will be treated as shares present for quorum purposes. On the Record Date, there were 267,242,435 shares of our Common Stock outstanding and entitled to vote. Thus, 133,621,218 shares of our Common Stock must be represented by stockholders’ present at the Special Meeting or by proxy to have a quorum.

If a quorum is not present at the Special Meeting, the stockholders who are represented may adjourn the Special Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit further solicitation of proxies.

Thank you for your support of our Company.

/s/ Jimmy Chan

Jimmy Chan, President and Chairman of the Board

Monrovia, CA

Dated: August 31, 2018

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

FOR THE SPECIAL MEETING OF STOCKHOLDERS

BE HELD ON OCTOBER 10, 2018

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Sugarmade, Inc. (“we,” “us,” “our” or the “Company”), for use at a Special Meeting of Stockholders (the “Special Meeting”) to be held on October 10, 2018 at 8.00 a.m. (local time) at 750 Royal Oaks Dr., Suite 108, Monrovia, CA 91016 and any adjournments or postponements of the Special Meeting. The Board of Directors, or the “Board,” is soliciting proxies for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders.

Record Date and Share Ownership

Only stockholders of record on our books at the close of business on August 23, 2018 will be entitled to vote at the Special Meeting and any adjournments or postponements of the Special Meeting. As of the close of business on August 23, 2018, we had 267,242,435 shares of Common Stock outstanding. Each share of Common Stock entitles the record holder to one vote on each matter to be voted upon by the holders of Common Stock at the Special Meeting. Copies of the Notice of the Special Meeting of Stockholders, this proxy statement and the enclosed proxy card will be mailed to stockholders of record on or about September 5, 2018.

Voting in Person

If you plan to attend the meeting and vote in person, we will provide you with a ballot upon your arrival. However, if you hold your shares in the name of a broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of shares of Common Stock on August 23, 2018, the record date for voting. If you plan to vote in person at the meeting, please bring valid identification. Even if you currently plan to attend the meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting.

Voting by Proxy

Shares represented by a properly executed proxy in the form that accompanies this proxy statement will be voted at the Special Meeting and, if you provide instructions on the proxy, will be voted in accordance with those instructions. If you hold shares in your own name, you may vote by proxy by marking, dating, signing and mailing the enclosed proxy card in the prepaid envelope provided. If you return your proxy to the Company but fail to provide instructions with your proxy as to how your shares should be voted, your shares will be voted according to the recommendations of our Board to (1) approve an amendment to the Articles of Incorporation to increase our total authorized capital from 300,000,000 shares to 2,000,000,000 shares, consisting of 1,990,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock and (2) if required, to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies.

If other matters come before the Special Meeting, the persons named as proxies will vote on such matters in accordance with their best judgment. We have not received any notice of other matters that may properly be presented at the Special Meeting. We bear the expense of soliciting proxies. Our directors, officers or employees may also solicit proxies personally or by telephone, email, facsimile or other means of communication. The Company may use the services of other third-parties to solicit proxies for the Special Meeting (in which case the Company may also compensate such other third-parties for services rendered). We might reimburse banks, brokerage firms and other custodians, nominees and fiduciaries representing beneficial owners of our Common Stock, for their expenses in forwarding soliciting materials to those beneficial owners.

Revoking a Proxy

You may revoke your proxy at any time prior to the start of the Special Meeting by delivering written instructions to our corporate secretary at the address set forth under “Communication with the Board of Directors” below. Attendance at the Special Meeting will not itself be deemed to revoke your proxy unless you give notice at the Special Meeting that you intend to revoke your proxy and vote in person. If you are a beneficial owner of shares held in “street name,” you may submit new voting instructions by contacting your broker, bank or other nominee.

Quorum Required

A quorum of stockholders is necessary to hold a valid meeting. A majority of shares entitled to vote generally in the election of directors, present in person or represented by proxy, shall constitute a quorum at the Special Meeting. Shares which abstain from voting on a particular matter and “broker non-votes,” or shares held in “street name” by brokers, banks or other nominees who indicate on their proxies that they do not have discretionary authority to vote such shares on a particular matter, are counted for purposes of determining whether a quorum exists.

Votes Required

Each holder of Common Stock is entitled to one vote for each share of Common Stock held on all matters to be voted on at the Special Meeting. The affirmative vote of all the votes entitled to be cast is required to approve Proposal No. 1. With respect to “non-routine” matters, bank, brokerage firm or other nominees are not permitted under the rules governing self-regulatory organizations, or SRO rules, to vote its clients’ shares if the clients do not provide instructions. Broker non-votes and abstentions, if any, will have the effect of votes “AGAINST” with respect to such non-routine matters.

No Dissenters’ Rights

The proposed corporate actions on which the stockholders are being asked to vote are not corporate actions for which stockholders of a Delaware corporation have dissenter’s rights under the Delaware General Corporation Law.

PROPOSAL NO. 1 — APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED

SHARES OF COMMON STOCK.

General

Our Board of Directors has approved, subject to stockholder approval, an amendment to our Certificate of Incorporation (the “Certificate of Amendment ”) to increase the authorized capital from 300,000,000 shares to 2,000,000,000 shares, consisting of 1,990,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock (“Proposal No. 1”). As of August 23, 2018, we had 267,242,435 shares of Common Stock outstanding. The increase in our authorized shares of Common Stock will be effective upon the filing of the Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware.

Effects and Purpose of the Increase in Authorized Common Stock

The additional shares of Common Stock will have the same rights as the presently authorized shares, including the same voting rights, and rights to dividends and other distributions and will be identical in all other respects to our Common Stock now authorized.

As of August 31 2018, the Company had 271,164,004 shares of Common Stock issued and outstanding. Given the Company’s need for additional available authorized shares of Common Stock to meet the Company’s business and financial needs, as well as the Company’s obligations in respect of its outstanding stock options, warrants and convertible securities, the Board of Directors believes that the increase in the number of authorized shares of Common Stock is necessary and in the Company’s best interests.

We have no shares of our Preferred Stock issued and outstanding. 1

Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our Common Stock, the Board of Directors may in the future issue the additional shares of Common Stock authorized by the Certificate of Amendment of Certificate of Incorporation to raise additional capital, to satisfy obligations in respect of its outstanding stock options, warrants and convertible securities, to provide equity incentives to employees, officers or directors or for other purposes.

If the Certificate of Amendment is approved, the Company will have sufficient shares of Common Stock available

(i) to fully perform under a Master Marketing Agreement with BizRight Hydroponic, Inc. (“BizRight”) entered into on December 13, 2017. BizRight is a leading marketer and manufacturer of cannabis and hydroponic growth supplies, which offers a range of hydroponics-related products including: HPS grow lights, electronic ballasts, HPS Bulbs, nutrient mixes, environmental control products, pH measurement and calibration solutions and other cannabis-related grow and storage products. Under the Master Marketing Agreement, BizRight and its owners will be compensated via a combination of cash and common shares in Sugarmade. At full earn out outlined in said Agreement, the Company may be required to pay to BizRight and its owners a total of four hundred fifty million (450,000,000) shares of Common Stock, and

1 On August 16, 2018, the Company filed with the Delaware Secretary of State a Certificate Of Correction with a Corrected Certificate of Designations, Powers, Preferences And Other Rights Of The Series A Convertible Preferred Stock. It had been determined that the Certificate of Designations, Powers, Preferences and other Rights of Series B Convertible Preferred Stock filed on April 24, 2015 should have been designated Series A Preferred Shares. Except for the correction of the class and series of the shares of Preferred Stock named therein there were no other substantive inaccuracies or substantive defects corrected. No Preferred Stock are issued and outstanding.

(ii) sufficient shares to compensate directors and officers as equity compensation and, as vested, can become exercisable; and

(iii) sufficient shares to provide for the conversion of the Company’s convertible promissory notes and warrants to acquire additional shares, if said notes are converted and not repaid in accordance with the term and conditions thereof.

All of the shares referred to above will be restricted securities. Restricted securities are securities acquired in an unregistered private sale from the issuer or from an affiliate of such an issuer and cannot be sold unless registered under the Securities Act of 1933, as amended, unless there is an exemption from registration available.

In addition to the potential issuances listed above, which the Company anticipates may take place if the Certificate of Amendment is approved, the Company also anticipates issuances in ongoing financings in connection with the Company’s expansion of its business. The Company does not currently have specific plans for a significant financing but will need to raise further funding over the course of this year as it has done in preceding years.

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have or be used for an anti-takeover effect, the Certificate of Amendment is not being proposed in response to any effort of which the Company is aware to accumulate shares of our Common Stock or obtain control of the Company.

Our Common Stock is currently registered under the Securities Exchange Act of 1934, as amended, and the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Certificate of Amendment will not affect the registration of the Company’s Common Stock under the Exchange Act.

No Appraisal Rights

No stockholder appraisal rights will be applicable in connection with the Certificate of Amendment.

Implementation of the Certificate of Amendment

If the Certificate of Amendment is approved at the Special Meeting, our Board intends to implement the Certificate of Amendment by filing an amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware as contemplated by the proposed form of  “Certificate of Amendment” attached hereto as Appendix A.

Vote Required for Approval

The affirmative vote of holders of a majority of the outstanding shares of our Common Stock entitled to vote at the Special Meeting is required to approve the amendment to our Certificate of Incorporation. If a majority of the outstanding shares of our Common Stock are not voted to approve Proposal No. 1, the increase to the authorized shares of our Common Stock will not take effect at that time.

Recommendation

We recommend that you vote FOR approval of the Amendment to our Certificate of Incorporation to effect the Certificate of Amendment.

PROPOSAL NO 2 - ADJOURNMENT OF THE SPECIAL MEETING

The Company’s stockholders may be asked to consider and act upon one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the other proposals set forth in this proxy statement.

If a quorum is not present at the Special Meeting, the Company’s stockholders may be asked to vote on the proposal to adjourn the Special Meeting to solicit additional proxies. If a quorum is present at the Special Meeting, but there are not sufficient votes at the time of the Special Meeting to approve one or more of the proposals, the Company’s stockholders may also be asked to vote on the proposal to approve the adjournment of the Special Meeting to permit further solicitation of proxies in favor of the other proposals. However, a stockholder vote may be taken on one of the proposals in this proxy statement prior to any such adjournment if there are sufficient votes for approval on such proposal.

If the adjournment proposal is submitted for a vote at the Special Meeting, and if the Company’s stockholders vote to approve the adjournment proposal, the meeting will be adjourned to enable the Board to solicit additional proxies in favor of one or more proposals. If the adjournment proposal is approved, and the Special Meeting is adjourned, the Board will use the additional time to solicit additional proxies in favor of any of the proposals to be presented at the Special Meeting, including the solicitation of proxies from stockholders that have previously voted against the relevant proposal.

The Board believes that, if the number of shares of the Company’s Common Stock voting in favor of any of the proposals presented at the Special Meeting is insufficient to approve the proposal, it is in the best interests of the Company’s stockholders to enable the Board, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the proposal. Any signed proxies received by the Company in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow the Company’s stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting adjourned or postponed.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information regarding the beneficial ownership of our Common Stock as of August 31, 2018 by (i) each person, or group of affiliated persons, who is known by us to own beneficially more than 5% of any class of our equity securities, (ii) our directors and nominees for director (iii) each of our named executive officers, as defined in Item 402(a)(3) of Regulation S-K; and (iv) our directors and executive officers as a group. The address of the individuals in the following table is c/o Sugarmade, Inc., 750 Royal Oaks Drive, Suite 108, Monrovia, CA 91016.

Officers and Directors	Amount and Nature of Beneficial Ownership	(1)	Percentage of Class Beneficially Owned
Jimmy Chan	14,063,502		5.19%

All Directors and Executive Officers as a Group	14,063,502		5.19%

Greater than 5% Shareholders
Amy Thai and LMK Capital LLC	20,644,733		7.61%

1)	Shares of Common Stock beneficially owned and the respective percentages of beneficial ownership of Common Stock assume the exercise of all options, warrants and other securities convertible into Common Stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of August 31, 2018. Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days are deemed outstanding and held by the holder of such options or warrants for computing the percentage of outstanding Common Stock beneficially owned by such person but are not deemed outstanding for computing the percentage of outstanding Common Stock beneficially owned by any other person.

As of the date of this filing, Jimmy Chan’s holdings represent 5.19% of the Company. He is currently a consultant for LMK Capital LLC. LMK is a California Limited Liability Company, managed under an Operating Agreement wherein management is by all members. The sole Member of LMK consists Amy Thai. Jimmy Chan is the management consultant and may participate, directly or indirectly, in the profits of LMK. He disclaims membership in LMK but he participates in the allocation of net profits, income, gains, net losses and deductions of LMK equal to that of the members pursuant to an agreement with Amy Thai.

Amy Thai and LMK Capital LLC.’s holdings are 9,378,066 and 11,266,667 respectively, as of the date of this filing the aggregated amount represents 7.61% of the Company.

Subsequent to June 30, 2017 and as of the date hereof, Jimmy Chan is owed 5,000,000 shares of common shares, earned for services rendered. Chen Long Tan, the founder of BizRight, with which the Company signed a Master Marketing Agreement on December 13, 2017 is owed 59,138,705 shares of Common Stock, earned pursuant to said Master Marketing Agreement. These shares of Common Stock are both restricted shares and deemed to be control shares. Restricted securities are securities acquired in an unregistered private sale from the issuer or from an affiliate of such an issuer. Control securities are those held by an affiliate of the issuing company. An affiliate is a person such as a director or large shareholder in the relationship of control of or with the issuer. Control means the power to direct the management and policies of the company in question, whether through the ownership of voting securities, by contract, or otherwise. If the investor buys securities from a controlling person or “affiliate,” he or she takes restricted securities, even if they were not restricted in the affiliate’s hands. All stock acquired by an affiliate in the open market becomes subject to Rule 144 as “control securities.”

Except as indicated herein, we believe, based on the information furnished to us, that the persons and the entities named in the table have sole voting and investment power with respect to all shares of Common Stock that they beneficially own, subject to applicable community property laws, and/or contractual or other obligations, if any. The table above is based upon the information supplied by our transfer agent, West Coast Transfer, Inc., the Company’s records and from a Schedule 13G filed with the Securities and Exchange Commission (the “SEC”). We further believe that LMK Capital LLC, had filed an untimely Schedule 13G. LMK Capital LLC owns 20,644,733 shares of the Common Stock. Notwithstanding the untimely filing of the Schedule 13G, all information disclosed therein was disclosed in SEC filings (and appear in the Company’s records).

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, and file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s public reference facilities at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You can request copies of these documents by writing to the SEC and paying a fee for the copying cost. Please call the SEC at 1-800-SEC-0330 for more information about the operation of the public reference facilities. SEC filings are also available at the SEC’s website at http://www.sec.gov. Our Common Stock is listed with the OTC Markets Group, Inc.

OTHER MATTERS

We have not received notice of, and are not aware of, any other matters that may properly be presented at the Special Meeting.

Stockholder Proposals for the 2019 Annual Meeting of Stockholders

We have not yet determined when we will hold the 2019 Annual Meeting of Stockholders, but we anticipate announcing such date when it is determined. With our year ended on June 30th of each year, we anticipate that the 2019 Annual Meeting of Stockholders will be held in August or September of 2019. Proposals of stockholders intended to be presented at the 2019 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must be received by us no later than the close of business on March 1, 2019 in order that they may be included in the proxy statement and form of proxy relating to that meeting. Proposals should be addressed to Sugarmade, Inc., Attention: Secretary

In addition, our bylaws require that we be given advance notice of stockholder nominations for election to our Board and of other business that stockholders wish to present for action at an annual meeting of stockholders (other than matters included in our proxy statement in accordance with Rule 14a-8).

The notice for any stockholder proposal must contain certain information set forth in our bylaws. In addition, stockholder proposals made under Rule 14a-8 under the Exchange Act are required to contain certain information. Therefore, we strongly encourage stockholders interested in submitting a proposal to contact legal counsel with regard to the detailed requirements of applicable securities laws. Copies of our bylaws can be obtained without charge from our corporate secretary or are available at the SEC’s public reference facilities at 100 F Street, N.E., Room 1580, Washington, D.C. 20549.

Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement.

ADDITIONAL INFORMATION

Communication with the Board of Directors

All communications should be in written form and directed to our corporate secretary at the following address: Sugarmade, Inc., 750 Royal Oaks Drive, Suite 108, Monrovia, CA 91016, Attention: Secretary.

THE BOARD HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSES WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION IS APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXY CARDS.

By Order of the Board of Directors,
/s/ Jimmy Chan
Chairman of the Board of Directors

Dated: August 31, 2018

SUGARMADE, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF SHAREHOLDERS – on OCTOBER 10, 2018 AT 8:00 AM PDT

The undersigned hereby revokes all appointments of proxies previously given and appoints Jimmy Chan and Giovanni Pierce (the "Proxy"), or any substitutes appointed by them, as the undersigned's attorneys and proxies, and authorizes any one or more of them to represent and vote, as directed on the reverse side of this proxy card, all of the outstanding shares of the Common Stock of SUGARMADE, INC. (the "COMPANY") held of record by the undersigned on August 23, 2018, at the Special Meeting of the Company's stockholders (the "Special Meeting") to be held at 750 Royal Oaks Drive, Monrovia, CA 91016 on October 10, 2018 at 8:00 AM PDT, and at any postponements or adjournments of the Special Meeting.

I (We) direct that the shares represented by this appointment of proxy be voted as directed on the reverse side. If no voting directions are given on a matter, the Proxies may vote those shares "FOR" in the case of the election of each nominee named in Proposal 1, and "FOR" in the case of Proposal 2. If, before the Special Meeting, any nominee listed in Proposal 1 becomes unable or unwilling to serve as a director for any reason, the Proxies are authorized to vote for a substitute nominee named by the Board of Directors. This appointment of proxy may be revoked by the undersigned at any time before the voting takes place at the Special Meeting by filing with the Company's proxy tabulator, West Coast Stock Transfer, Inc., or the Company's Corporate Secretary, a written instrument revoking it or a duly executed written or Internet appointment of proxy bearing a later date, or by attending the Special Meeting and voting in person.

(CONTINUED AND TO BE MARKED, DATED AND SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
Read our proxy statement before you vote by proxy. Then, to ensure that your shares are represented at the Special Meeting we ask that you appoint the Proxy to vote your shares for you in one of the following ways.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
INTERNET:	https://www. westcoaststocktransfer.com/proxy-sgmd/ 00CONTROL NUMBER: 00

Go to the above Internet website. Have your proxy card in hand when you access the website. Enter your "Control Number" printed above and then follow the instructions provided to appoint the Proxies and give them directions on how to vote your shares. If you appoint the Proxies by Internet, you need not return a proxy card. You will be appointing the Proxies to vote your shares for you on the same terms and with the same authority as if you marked, signed and returned a proxy card. You may appoint the Proxies by Internet only until 11:59 p.m. EDT on October 9, 2018, which is the day before the Special Meeting date.

SPECIAL MEETING OF THE STOCKHOLDERS OF SUGARMADE, INC.		SPECIAL MEETING OF THE STOCKHOLDERS OF SUGARMADE, INC.
CONTROL NUMBER: PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS		CONTROL NUMBER:
PLEASE COMPLETE, DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

Proposal 1	à	FOR	AGAINST	ABSTAIN	Proposal 1
APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.		☐	☐	☐

Proposal 2	à	FOR	AGAINST	ABSTAIN	Proposal 2
ADJOURNMENT OF THE SPECIAL MEETING		☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held October 10, 2018.

The proxy statement and our 2017 Annual Report to Stockholders are available at https://www. westcoaststocktransfer.com/proxy-sgmd/

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

___________________________________

___________________________________

MPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2018

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)

APPENDIX A

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

SUGARMADE, INC.

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of Sugarmade, Inc, resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED: that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "VI" so that, as amended, said Article shall be and read as follows:

The total number of shares of stock which the Corporation shall have authority to issue is 2,000,000,000; 1,990,000,000 shares shall be designated common stock, par $.001 per share and 10,000,000 shares shall be designated as preferred stock, par value $.001 per share.

Preferred Stock.

The Board of Directors of the Corporation is vested with the authority to determine and state the designations and preferences, limitations, relative rights and voting rights, if any, of each series by the adoption and filing in accordance with the Delaware General Corporation Law, before the issuance of any shares of such series, of an amendment or amendments to this Certificate of Incorporation determining the terms of such series, which amendment need not be approved by the stockholders or the holders of any class or series of shares except as provided by law. All shares of preferred stock of the same series shall be identical.

No share shall be issued without consideration being exchanged, and it shall thereafter be non-assessable.

The following is a description of each class of stock of the Corporation with the preferences, conversion and other rights, restrictions, voting powers, limitations as to distributions, qualifications, and terms and conditions of redemption of each class:

FIRST: The Common Stock shall have voting rights such that each share of Common Stock duly authorized, issued and outstanding shall entitle its holder to one vote.

SECOND: Notwithstanding any provision of this Certificate of Incorporation to the contrary, the affirmative vote of a majority of all the votes entitled to be cast on the matter shall be sufficient, valid and effective, after due authorization, approval or advice of such action by the Board of Directors, as required by law, to approve and authorize the following acts of the Corporation;

(i) any amendment of this Certificate of Incorporation;

(ii) the merger of the Corporation into another corporation or the merger of one or more other corporations into the Corporation;

(iii) the sale, lease, exchange or other transfer of all, or substantially all, of the property and assets of the Corporation, including its goodwill and franchises;

(iv) the participation by the Corporation in a share exchange {as defined in Delaware General Corporation Law); and

(v) the voluntary or involuntary liquidation, dissolution or winding-up of or the revocation of any such proceedings relating to the Corporation.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 and Section 242 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

WITNESS WHEREOF, said corporation has caused this certificate to be signed this ____ day of ________, 2018.

By: ______________________________

Jimmy Chan

President and Chief Executive Officer